UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 14, 2006


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                               000-28167                  52-2126573
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)


  600 Telephone Ave, Anchorage, Alaska                                  99503
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2006, Alaska Communications Systems Group, Inc. ("ACS") announced that its board of directors had elected Edward J. (Ned) Hayes, Jr. of San Jose, California to the board, which increased the overall size of the board to nine members. A press release relating to the election of Mr. Hayes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

Exhibit 99.1 Alaska Communications Systems Group, Inc. Press Release dated February 14, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:    February 14, 2006            Alaska Communications Systems Group, Inc.

                                      /s/ Leonard Steinberg
                                      -----------------------------------
                                      Leonard Steinberg,
                                      Vice President, General Counsel and
                                      Corporate Secretary